Exhibit 10.2

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement") is made as of the 8th day of January, 2016 by and between GETTYSBURG HOLDINGS, LLC, a Delaware limited liability company ("SECURED PARTY" or "LENDER"), and TELBILL HOLDINGS, LLC, a Washington limited liability company ("BORROWER").

                                 RECITALS:

     WHEREAS, Borrower and UNIFIED SIGNAL, INC., a Nevada corporation (together with Borrower, "Co-Borrowers"), have requested that Lender make a loan to Co-Borrowers in the original principal amount of FIVE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($550,000.00) (the "LOAN"), which is evidenced by that certain
Convertible Promissory Note (the "NOTE") dated of even date herewith, by Co-Borrowers and payable to the order of Lender;

     WHEREAS, it is a condition precedent to Lender's making the Loan to Co-Borrowers that Borrower pledge certain of its assets as collateral security therefor, as evidenced by this Agreement; and

     WHEREAS, Borrower wishes to grant the security interests in favor of Secured Party as herein provided.

     NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the parties, intending to be legally bound, hereby agree as follows:

     1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Note; provided, however, that all terms defined in the Uniform Commercial Code as enacted and amended in the State of Texas (the "UCC") and used in Section 2 hereof and otherwise not defined therein shall have the same definitions herein as specified therein; provided further, that the term "INSTRUMENT" shall be such term as defined in Chapter 9 of the UCC rather than Chapter 3. The term "LOAN OBLIGATIONS," as used herein, means all of the Indebtedness, obligations and liabilities of
Co-Borrowers   or  any  other  Obligor  to  Secured   Party,   individually   or
collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under the Note and the provisions in the other Loan Documents or other evidences of indebtedness or agreements executed and delivered by Co-Borrowers, or any of them, in favor of Secured Party.

     2. Grant of Security Interest. Borrower hereby pledges, assigns, conveys, mortgages, transfers and delivers to Secured Party, and grants to Secured Party a continuing first-priority security interest (which shall include a Purchase Money Security Interest to the extent the proceeds of the Loan are used to purchase, acquire or obtain any Collateral) in and to all of the following described property of Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (collectively, the "COLLATERAL"):

     (a) All of Borrower's right to payments and all accounts receivable from customers and others, notes and other receivables (whether current or non-current) and in and to any income and payments due to Borrower arising out of any aspect of Borrower's business, and rights to invoice or otherwise charge customers for products and services (regardless of when furnished) including,

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but not limited to, all of  Borrower's  present  and future  accounts,  contract rights, chattel paper, general intangibles, notes, drafts, acceptances, chattel mortgages, conditional sale contracts, bailment leases, security agreements and other forms of obligations now or hereafter arising out of or acquired in the course of or in connection with any business Borrower conducts, together with all liens, guaranties, securities, rights, remedies and privileges pertaining to any of the foregoing, whether now existing or hereafter created or arising, and all increases, substitutions, replacements and additions to the foregoing, and all proceeds of the foregoing of every type, including cash and non-cash proceeds, and all rights with respect to Inventory (as defined below) and equipment (collectively, "RECEIVABLES");

     (b) All goods, other than farm products, held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, works in progress, or materials used or consumed in Borrower's business together with all Liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing, including the right of stoppage in transit, and all products and proceeds of the foregoing (collectively, "INVENTORY");

     (c) All equipment, including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and record keeping equipment, parts and tools (collectively, "EQUIPMENT");

     (d) All Fixtures;

     (e) All documents of title, including, but not limited to, bills of lading, dock warrants and receipts and warehouse receipts;

     (f) All general intangibles, including, but not limited to, tax refunds, patents, patent rights, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, mask works, trade secrets, inventions, know-how, licenses, goodwill, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction related to computer programs, and the right to Borrower's name;

     (g) All instruments, including, but not limited to, negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a money obligation and tangible electronic chattel paper;

     (h) All investment  property,  including,  but not limited to, certificated
securities,   uncertificated  securities,  securities  entitlements,  securities accounts, commodity contracts, commodity accounts and financial assets;

     (i) All deposit accounts, including, but not limited to, demand, time, savings, passbook and similar accounts;

     (j) All federal, state and local tax refunds and/or abatements to which Borrower is or becomes entitled, no matter how or when arising, including, but not limited to, any loss carryback tax refunds;

     (k) All insurance proceeds, refunds and premium rebates, including, but not limited to, proceeds of fire and casualty insurance, whether any of such proceeds, refunds or premium rebates arise out of any of the foregoing subparts
(a) through (j);

     (l) All substitutes or replacements for any of the foregoing subparts (a) through (j), all cash or non-cash proceeds, product, rents and profits therefrom, all income, benefits and property receivable on account therefrom,

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all  rights  under  warranties  and  insurance  contracts,  letters  of  credit, guaranties or other supporting obligations covering the collateral described in the foregoing subparts (a) through (j) and any causes of action relating thereto; and

     (m) All Liens, guarantees, rights, remedies and privileges pertaining to any of the foregoing subparts (a) through (l), including the right of stoppage in transit.

     3. Authorization to File Financing Statements. Borrower hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral consists of all assets of Borrower or words of similar effect, regardless of whether any particular asset comprising the Collateral falls within the scope of Chapter 9 of the UCC; and
(ii) contain any other information required by Subchapter E of Chapter 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether Borrower is an organization, the type of organization and any organization identification number issued to Borrower, and
(B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Secured Party promptly upon request. Borrower also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     4. Other Actions as to Collateral. Borrower agrees to take any other action reasonably requested by Secured Party to ensure the attachment, perfection and appropriate priority of, and the ability of Secured Party to enforce, Secured Party's security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that Borrower's signature thereon is required therefor; (ii) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral; (iii) complying with any provision of any statute, rule or regulation of any governmental authority as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party's security interest in such Collateral; (iv) using Borrower's reasonable best efforts to obtain governmental and other third party consents and approvals, including, without limitation, any consent of any licensor, lessor or other Person obligated on any Collateral; (v) using its reasonable best efforts to obtain waivers from mortgagees and landlords in form and substance satisfactory to Secured Party; and (vi) taking all actions required by any earlier versions of the UCC or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

     5. Representations and Warranties Concerning Collateral. Borrower represents and warrants to Secured Party as follows: (i) Borrower is the owner of or has other rights in the Collateral, free from any adverse Liens, except for the security interest created by this Agreement; (ii) none of the account debtors or other Persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statutes or rules in respect of such Collateral; (iii) Borrower has at all times operated its business in material compliance with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances;

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(iv) all other information set forth herein is true, complete and correct in all material respects; and (v) Borrower has provided to Secured Party a true, accurate and complete list of all Collateral with a unit value of $5,000 or more, and a description and serial number (if applicable) of such item.

     6. Covenants Concerning Collateral. Borrower covenants with Secured Party as follows: (i) the Collateral, to the extent not delivered to Secured Party pursuant to the terms hereof, will be kept at Borrower's main location and, except with respect to Inventory sold or delivered in the ordinary course of business, Borrower will not remove any of the Collateral from such location, without providing at least thirty (30) days prior written notice to Secured Party; (ii) except for the security interest herein granted, Borrower shall be the owner of or have other rights in the Collateral free from any Liens, and Borrower shall defend the same against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to Secured Party;
(iii) except for the security interest herein granted, without the prior written consent of Secured Party, Borrower shall not pledge, mortgage or create, or suffer to exist a security interest in any Collateral in favor of any Person other than Secured Party; (iv) Borrower will keep the Collateral in good order and repair and will not use the same in material violation of law or any policy of insurance thereon; (v) Borrower will permit Secured Party, or its designee, to inspect the Collateral at any reasonable time upon reasonable prior notice, wherever located; (vi) Borrower will pay promptly when due all taxes, assessments, governmental charges and levies upon any of the Collateral, or incurred in connection with the use or operation of the Collateral, or incurred in connection with this Agreement, except as shall be disputed in good faith by Borrower; (vii) Borrower will continue to operate its business in material compliance with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and (viii) Borrower will not sell or otherwise dispose, or offer to sell or otherwise dispose, of any of the Collateral or any interest therein, except in the ordinary course of business.

     7. Maintenance of Insurance. Borrower will maintain with financially sound and reputable insurers insurance with respect to its business and the Collateral against such casualties and contingencies as shall be in accordance the provisions of the Note.

     8. Collateral Protection Expenses; Preservation of Collateral.

     (a) EXPENSES INCURRED BY SECURED PARTY. In its sole discretion, Secured Party may discharge taxes and other encumbrances (other than the security interests granted pursuant to this Agreement) at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. Borrower agrees to reimburse Secured Party on demand for any and all expenditures so made. Secured Party shall have no obligation to Borrower to make any such expenditures, nor shall the making thereof relieve Borrower of any default.

     (b) SECURED PARTY'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, Borrower shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by Borrower thereunder. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under

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any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9.207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as Secured Party deals with similar property for its own account.

     9. Deposits. Whether or not any Loan Obligations are due, Secured Party may following and during the continuance of an Event of Default demand, sue for, collect or make any settlement or compromise which it deems desirable with respect to the Collateral, subject to applicable law. Regardless of the adequacy of Collateral or any other security for the Loan Obligations, any deposits or other sums at any time credited by or due from Secured Party to Borrower may at any time be applied to or set off against any of the Loan Obligations.

     10. Power of Attorney.

     (a) APPOINTMENT AND POWERS OF SECURED PARTY. Borrower hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact, with full irrevocable power and authority in the place and stead of Borrower or in Secured Party's own name, for the purpose of carrying out the terms of this Agreement from and after the occurrence of an Event of Default and the continuation thereof, and from and thereafter and during the continuation thereof.

     (b) RATIFICATION BY BORROWER. To the extent permitted by law, Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. This power of attorney is a power coupled with an interest and shall be irrevocable.

     (c) NO DUTY ON SECURED PARTY. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for Secured Party's own gross negligence or willful misconduct. Borrower hereby acknowledges and agrees that by executing this Agreement, with respect to the Collateral, it is releasing Secured Party from liability relating to or caused by Secured Party's own negligence.

     11. Remedies. If an Event of Default shall have occurred and be continuing, Secured Party may, without notice to or demand upon Borrower or any other Obligor, in addition to any rights or remedies available to Secured Party at law or in equity, exercise any right or remedy set forth herein, in the Note or the other Loan Documents.

     12. Standards for Exercising Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Borrower acknowledges and agrees that it is not commercially unreasonable for Secured Party (i) to fail to incur expenses reasonably deemed significant by Secured Party to prepare any Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition; (ii) to fail to obtain third party consents for access to any Collateral to be disposed of, or to obtain or, if not

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required by other law, to fail to obtain  governmental  or third party  consents for the collection or disposition of any Collateral to be collected or disposed of; (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on any Collateral or to remove Liens on or any adverse claims against any Collateral; (iv) to exercise collection remedies against account debtors and other Persons obligated on any Collateral directly or through the use of collection agencies and other collection specialists; (v) to contact other Persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of the Collateral; (vi) to hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not the collateral is of a specialized nature; (vii) to dispose of any Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;
(viii) to dispose of assets in  wholesale  rather than retail  markets;  (ix) to
disclaim   disposition   warranties;   (x)  to  purchase   insurance  or  credit
enhancements to insure Secured Party against risks of loss, collection or disposition of any Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of the Collateral, provided the applicable premiums are reasonable; or (xi) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral, or to comply with any applicable state or federal law requirements in connection with a disposition of any Collateral. Borrower acknowledges that the purpose of this Section 12 is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 12. Without limitation upon the foregoing, nothing contained in this Section 12 shall be construed to grant any rights to Borrower or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 12.

     13. No Waiver by Secured Party. Secured Party shall not be deemed to have waived any of its rights or remedies upon or under the Loan Obligations or the Collateral unless such waiver shall be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Secured Party with respect to the Loan Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Secured Party deems expedient.

     14. Waivers by Borrower. Borrower hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.

     15. Proceeds of Dispositions; Expenses. Borrower shall pay to Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in protecting, preserving or enforcing Secured Party's rights under or in respect of any of the Loan Obligations or any of the Collateral.

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     16.  Overdue  Amounts.  Until paid, all amounts due and payable by Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the default rate of interest set forth in the Note.

     17. Notice. Any notice, demand, request or other communication that any party may desire or may be required to give to any other party hereunder shall be given in accordance with the Note.

     18. Governing Law; Venue. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard principles of conflicts of laws. All claims, counterclaims, appeals or other litigation arising out of this Agreement, or the transactions contemplated hereby, shall be brought in the state or federal courts located in Bexar County, Texas and having subject matter jurisdiction over the matter in controversy, and Borrower hereby agrees to such jurisdiction and waives any defense of inconvenient forum. Borrower further agrees that process may be served upon it by certified or registered mail, postage prepaid, return receipt requested, directed to Borrower at its address set forth in the Note, and Borrower hereby waives any defense of insufficiency of service with respect to process so served.

     19. WAIVER OF JURY TRIAL. BORROWER COVENANTS AND AGREES THAT, BECAUSE OF THE COMPLEXITIES OF COMMERCIAL TRANSACTIONS AND THE NEED FOR EXPEDITIOUS RESOLUTION OF DISPUTES, ALL CLAIMS, COUNTERCLAIMS, APPEALS OR OTHER LITIGATION ARISING OUT OF THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, SHALL BE BEFORE A COURT SITTING WITHOUT A JURY, AND BORROWER HEREBY WAIVES TRIAL BY JURY IN ALL SUCH INSTANCES.

     20. Limitation of Damages. In no event shall Secured Party be liable to Borrower for consequential or incidental damages, including, without limitation, lost profits, whatever the nature of the breach by Secured Party of its obligations under this Agreement, and Borrower waives all claims for consequential and incidental damages.

     21. Specific Performance. Borrower acknowledges and agrees that Secured Party would be damaged irreparably in the event any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached, so that Secured Party shall be entitled to injunctive relief to enforce specifically this Agreement and the terms and provisions hereof, in addition to any other remedy to which Secured Party may be entitled, at law or in equity. Borrower hereby waives any requirement for the securing or posting of a bond in connection with Secured Party seeking or obtaining any relief provided by this
Section 21.

     22. Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not assignable by any party hereto without the prior written consent of the other party except by operation of law; any other purported assignment shall be null and void AB INITIO.

     23. Security Interest/Waiver of Automatic Stay. The Note is secured by a first priority security interest granted to Note Holder pursuant to this Agreement, as delivered by Borrower to Lender. Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Borrower, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then Note Holder should be entitled to,

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among other relief to which Note Holder may be entitled under the Loan Documents and any other agreement to which Note Holder and Co-Borrowers are parties and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. ss. 362 to permit Note Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. ss. 362. FURTHERMORE, BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. ss. 362 NOR ANY OTHER SECTION OF THE UNITED STATES BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. ss. 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF NOTE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. Borrower hereby consents to any motion for relief from stay that may be filed by Note Holder in any bankruptcy or insolvency proceeding initiated by or against Borrower, and agrees not to file any opposition to any motion for relief from stay filed by Note Holder. Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that Note Holder would not agree to make the Loan or any of the terms of the Loan Documents if this waiver were not a part of thereof. Borrower further represents, acknowledges and agrees that its waiver is knowingly, intelligently and voluntarily made, that neither Note Holder nor any Person acting on behalf of Note Holder has made any representations to induce this waiver, that Borrower has been represented (or has had the opportunity to by represented) in the signing of the Note, this Agreement and the other Loan Documents, and in the making of this waiver by independent legal counsel selected by Borrower and that Borrower has discussed this waiver with counsel.

     24. Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of such provision or any portion thereof to any person, entity or circumstance shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provision of this Agreement, or the application of such provision or portion thereof as is held invalid or unenforceable to persons, entities or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

                            NOTICE OF FINAL AGREEMENT

THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER AND NOTE HOLDER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BORROWER AND NOTE HOLDER.


                         [Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

                                      SECURED PARTY:

                                      GETTYSBURG HOLDINGS, LLC, a Delaware
                                      limited liability company

                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Its:
                                          --------------------------------------


                                      BORROWER:

                                      TELBILL HOLDINGS, LLC, a Washington
                                      limited liability company

                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                                       9